Exhibit 10(i)

Letter of Agreement between Supply Chain Services, Inc. and
Yellowstone Corporate Services, Inc. entered into in February 2002 with regards to the listing of Supply Chain Services, Inc. common stock


               Yellowstone Corporate Services, Inc.
    1201 Alexandra House, 16-20 Chater Road, Central, Hong Kong
 Telephone : (852) 9839-3500; Facsimile : (852) 2979-0907; Email :
                       yukk33@netvigator.com

21 February 2002

Mr. Thomas Chu
Director and President
Supply Chain Services, Inc.
8/F, Guangdong Textile Centre
22 Minden Avenue
Tsimshatsui, Kowloon
Hong Kong

Dear Mr. Chu,

We wish to seek confirmation from Supply Chain Services, Inc. ("SCS") that SCS confirms/agrees with the followings:-

  1. The Board of Directors of SCS has agreed to proceed with the proposal put forth by Yellowstone Corporate Services, Inc. ("Yellowstone") on 5 February 2002, whereby for a total consideration of US$5,000.00, SCS will issue new common stock of 621,497 shares to Yellowstone, which will then distribute these shares to Yellowstone stockholders (the "Distribution").

  2. Yellowstone elects to purchase only 618,497 shares of SCS's newly issued common stock for the Distribution (the "Distribution Shares") at a total consideration of US$5,000.00.

  3. SCS will engage a qualified United States securities lawyer to develop and file a Registration Statement on Form SB-2 (the "SB2") with the United States Securities and Exchange Commission ("SEC"), which registers the shares for the Distribution and certain SCS common stock offered for sale by several SCS stockholders.

  4. Yellowstone will only subscribe and pay for the Distribution Shares and distribute them to Yellowstone stockholders upon the SB-2 being declared effective by the SEC.

  5. Yellowstone has to make a NON-REFUNDABLE deposit of US$5,000.00 to SCS prior to SCS's filing of the SB2. This deposit shall be applied towards the subscription of the Distribution Shares upon the SB2 being declared effective by the SEC.

  6. After the SB2 has been declared effective by the SEC, Yellowstone is to introduce a Market Maker to SCS to sponsor it to file Form 211 with the National Securities and Dealers Association (the "F-211") to apply for quotation of SCS common stock on the United States Over-The-Counter Bulletin Board.

  7. SCS will engage a qualified United States securities lawyer to develop and file the F-211.

If SCS agrees with all of the above, please sign below and return a copy of the duly signed letter back to us.


Yours truly,
For and on behalf of
YELLOWSTONE CORPORATE SERVICES, INC.


/s/ King Kwok Yu
------------------
King Kwok Yu
Director & President



We confirm that Item (1) as set out in this letter is true and that we agree on Items (2) to (7).


For and on behalf of
SUPPLY CHAIN SERVICES, INC.


/s/ Thomas Chu
----------------------
Name and title: Thomas Chu, President

Date: Feb. 22, 2002